Exhibit 99.1

Dana Incorporated Reports Strong First-Quarter Results;

Maintains Full-Year Guidance; Announces New Business Win

First- Quarter Highlights:

•	Sales of $1.9 billion and increase of five percent over the first quarter of 2025

•	Adjusted EBITDA of $171 million; $78 million higher than first quarter of 2025

•	9.2 percent adjusted EBITDA margin; 400 basis points higher than prior year

•	Completed sale of the Off-Highway business

•	Achieved $35 million in additional cost savings

•	Repurchased 4.4 million shares, returning $125 million to shareholders

•	Announced significant new business win

MAUMEE, Ohio, April 29, 2026 – Dana Incorporated today announced its first-quarter 2026 financial results, delivering strong performance and maintaining full-year guidance.

“Dana’s long-term strategy is clear and built on actions fully within our control – improving our cost structure and executing with discipline” said R. Bruce McDonald, Chairman and Chief Executive Officer. “Our first-quarter results demonstrate our progress with meaningful margin expansion and continued momentum in new business wins. The Dana 2030 plan outlines a clear path to higher sales, structurally higher margins and increased adjusted free cash flow generation. With a best in sector balance sheet, we have continued to generate meaningful value to our shareholders through a continued commitment to disciplined capital allocation.”

Sales in the first quarter of 2026 totaled $1.87 billion, compared with $1.78 billion in the same period of 2025. The improvement was driven by customer recoveries and currency translation.

Adjusted EBITDA for the first quarter was $171 million representing a 9.2 percent margin, compared with $93 million, or 5.2 percent, for the same period in 2025. Cost-savings actions and efficiency improvements were the primary drivers of the improvement.

Operating cash flow in the first quarter of 2026 was a use of $156 million, compared with a use of $37 million in the same period of 2025. Adjusted free cash flow was a use of $195 million, compared with a use of $101 million in the first quarter of 2025.

Dana announced a new business award with Stellantis for the RAM Dakota program, expanding the company’s presence in the compact truck market. The award includes the supply of front drive units and rear axles for an all-new vehicle platform, with production expected to begin in early 2028. This win increases Dana’s three-year net new sales backlog to approximately $950 million, reinforcing continued momentum in high-quality new business.

“Dana 2030 establishes ambitious long-term targets, and our near-term focus is on translating that vision into sustained execution and performance improvement,” said Byron Foster, incoming Chief Executive Officer of Dana Incorporated. “The pace of recent new business wins demonstrates the strength of our product portfolio and reinforces Dana’s long-term growth trajectory. As macro and market conditions begin to improve, we are unlocking incremental operating leverage. At the same time our teams are executing with discipline, improving efficiency, and positioning Dana to deliver increased performance throughout the year.”

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2026 Financial Targets

Revised Guidance
Sales	$7.30 to $7.70 billion
Adjusted EBITDA	$750 to $850 million
Implied adjusted EBITDA margin	10.0% to 11.0%
Diluted Adjusted EPS	$2.00 to $3.00
Adjusted free cash flow	$250 to $350 million

Dana to Host Conference Call at 9 a.m. Wednesday, April 29

Dana will discuss its first quarter 2026 results in a conference call at 9 a.m. EDT on Wednesday, April 29. The conference call can be accessed by telephone from both domestic and international locations using the information provided below:

Conference ID: 9943139

Participant Toll-Free Dial-In Number: (800) 715-9871

Participant Toll Dial-In Number: 1 (646) 307-1963

Audio streaming and slides will be available online via a link provided on the Dana investor website: www.dana.com/investors. Phone registration will be available beginning at 8:30 a.m. EDT.

A webcast replay can be accessed via Dana’s investor website following the call.

Non-GAAP Financial Information

Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment plus proceeds from sale of property, plant and equipment plus cash paid for purchases of leased facilities plus cash paid for Off-Highway business divestiture related costs. We believe adjusted free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Adjusted free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Adjusted free cash flow may not be comparable to similarly titled measures reported by other companies.

Reconciliations of adjusted EBITDA and adjusted free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP will be included in our quarterly report on Form 10-Q for the three months ended March 31, 2026. We have not provided a reconciliation of our adjusted EBITDA outlook to the most comparable GAAP measures of net income (loss). Providing net income (loss) guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss), including restructuring actions, asset impairments and certain income tax adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

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Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates, and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” and similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Incorporated

Dana Incorporated (NYSE: DAN) is a global leader in the design and manufacture of highly efficient propulsion solutions for the light- and commercial-vehicle markets. Guided by its vision to be the world’s best powertrain company, Dana delivers advanced conventional and clean-energy technologies that help customers improve the performance, efficiency, and durability of their vehicles. The company supplies leading vehicle manufacturers and related aftermarkets with industry-defining drive systems, electrodynamic technologies, and thermal and sealing solutions.

Headquartered in Maumee, Ohio, USA, Dana reported sales of $7.5 billion in 2025. With a history dating to 1904, the company employs 27,000 people in 24 countries across six continents. Learn more at dana.com

###

Contact: Craig Barber

+1-419-887-5166

craig.barber@dana.com

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2026 First-Quarter Conference Call April 29, 2026

© 2026 Dana Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason. 2

© 2026 Dana Agenda Craig Barber R. Bruce McDonald Byron Foster Timothy Kraus Senior Director, Investor Chairman and Incoming Chief Executive Senior Vice President and Relations and Corporate Officer Chief Financial Officer Chief Executive Officer Communications 3

© 2026 Dana Business Overview First-quarter results in-line with expectations § Adj. EBITDA margin of 9.2%; 400 basis points higher than Q1 2025 Share repurchases § Q1: 4.4 million shares, $125 million; on track for ~$300 million target in 2026 § Program to-date: $775 million; on track for ~$2 billion target through 2030 Achieved $35 million cost savings in first quarter § On track for ~$65 million to be realized in 2026 for a program total of ~$325 million § Expect to substantially offset ~$40 million of stranded costs from the Off-Highway sale in 2026 Strong new business growth of $950 million § ~$200 million in incremental new business awarded in first quarter : Event detailed well-rounded strategy for long-term growth 4 Strong Start to 2026 and Clear Path to Long-Term Profitable Growth

2026 Capital Markets Day


2030
Since
DANA
1904

2030 Financial Targets Driving Multiple Expansion

Sales	Adj. EBITDA Margin	Adj. FCF Margin
~$10 billion	14%-15%	~6%
~33% vs. midpoint of 2026 Guide	~400 bps vs. midpoint of 2026 Guide	~200 bps vs. midpoint of 2026 Guide

Over 300 Participants Representing all Areas of the Financial Community

Dana 2030

- Traditional Product Growth
- Aftermarket Growth
- Applied Technologies Growth
- Manufacturing Excellence
- Structural Cost Reduction

© 2026 Dana New Business Award: Stellantis RAM Dakota Program BREAKING NEW S: NE WLY ~$250M AWARDE D Annual Sales Early 2028 Start of Dana Production Dana Value Proposition § Strong customer relationship § Customer desire for speed to market – leveraged Jeep Gladiator rear axle New § Utilize existing capacity to minimize capital investment Front Drive Unit Vehicle 6 and Rear Axle All New Truck Platform Win, Further Penetration in the Compact-Truck Market

© 2026 Dana 2026 Market Outlook and Backlog UP DAT E D 2026 Market Outlook 3-Year Net New Sales Backlog: $750M $950M ($ in millions) Light Trucks 2026 $200 $200 Flat 2027 $200 $300 $500 Commercial 2028 $500 $450 $950 Vehicle Flat 7 Early Signs of Market Improvement; Incremental New Business Win Strengthens Backlog Primary third-party sources: S&P Global and ACT Research

© 2026 Dana The New Dana Dana 2030 Prior Dana § Focused on light and commercial vehicles § Diversified powertrain supplier supporting on- and off-highway customers § Lean cost structure § Improving business performance § 2026 adjusted EBITDA margin of ~10.6% driven by cost reduction initiatives § Growth focused, but “all-in” on EV § Roadmap to 14%-15% § Highly leveraged balanced sheet, § Shareholder-value focus poor historical Adj. FCF generation § Profitable, lower-risk growth § Capex constrained (except EV) § “Best-in-sector” balance sheet with strong FCF generation 8 Focus on Increasing Value to Shareholders and Customers

© 2026 Dana Financial Review 9

© 2026 Dana 2026 Q1 Sales and Profit Changes Sales § Lower end-market demand drove lower volume /mix $6M $1,868M $64M § Improved product mix, cost performance, and operating $48M $1,781M efficiency efforts drove $2M significant margin expansion $0M ($33M) § Tariff benefit due to timing of recoveries benefited sales but negatively impacted margin § Currency was a benefit largely 2025 Vol/Mix Performance Cost Savings Tariff Currency Commodities 2026 driven by the euro Adjusted EBITDA $5M $171M $35M ($2M) ($2M) $15M $27M $93M 4.7% 9.2% 5.2% Margin Margin Margin 2025 Vol/Mix Performance Cost Savings Tariff Currency Commodities 2026 See appendix for comments regarding the presentation of non-GAAP measures 10 Continued Performance Execution and Cost Actions Driving Significant Margin Expansion

© 2026 Dana 2026 Q1 Adjusted Free Cash Flow § Adjusted free cash flow in 2025 Changes from Prior Year includes cash generated from ($ in millions) both continuing and discontinued operations, to align with Off-Highway deal structure 2026 2025 Change § One-time costs were Adjusted EBITDA Cont. Ops $ 171 $ 93 $ 78 significantly lower due to completion of several cost Adjusted EBITDA Disc. Ops 95 (95) reduction programs 1 One-Time Costs (9) (29) 20 § Higher interest due to the timing of interest payments Interest, Net (50) (44) (6) related to debt repayment after Off-Highway sale Taxes (22) (16) (6) § Increased working capital due to higher accounts receivable, Working Capital / Other² (224) (136) (88) and timing of VAT and tooling Capital Spending, Net (61) (64) 3 § Lower capital spending driven by new-program timing Adjusted Free Cash Flow $ (195) $ (101) $ (94) 1 2 Includes costs associated with business acquisitions and divestitures and restructuring. Changes in working capital relating to interest, taxes, restructuring, and transaction costs are included in those respective categories. See appendix for comments regarding the presentation of non- GAAP measures. 11 Higher Profit Partially Offset Impact of Discontinued Operations

2026 Financial Guide

- Sales expected to be higher than last year, as increased backlog and recoveries and currency offset lower market demand and product mix
- Adjusted EBITDA expected to increase by $200 million, driven by cost savings, operational improvements, and higher margin new business
- Diluted adj. EPS guidance is based on 108.7 million weighted average shares. Guidance does not assume future buybacks
- Adjusted free cash flow consistent with last year, as benefits of the Off-Highway divestiture offset the lower earnings

2026 Currency Assumptions

- **EUR: 1.16 USD/EUR**
- **INR: 87.00/USD**
- **BRL: 5.50/USD**
- **MXN: 18.50/USD**
- **THB: 32.28/USD**

2026 Guidance Ranges

	Guidance	Full-Year Outlook
Sales	**~$7.5B** ±$200M	Trending toward upper end of range
Adjusted EBITDA	**~$800M** ±$50M	Trending higher in-line with sales
Implied adjusted EBITDA margin	**~10.0% to ~11.0%**	Consistent
Diluted adjusted EPS	**~$2.50** ±$0.50	Consistent
Adjusted free cash flow	**~$300M** ±$50M	Consistent

Guidance Maintained with Market and Macro Indicators Trending Positive

© 2026 Dana

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2026 Full-Year Sales and Profit Changes

- Favorable mix on slightly lower volumes driven by sales backlog yielding better decremental margins
- Operating efficiency actions expected to deliver additional margin growth
- Remaining cost savings actions to provide further margin improvement
- Modest tariff impact due to timing of recoveries
- Commodity price increases driving slight margin headwinds due to timing of recoveries

Sales



$7,500M
(~$95M)
(~$30M)
~$0M
~$50M
~$60M
~$15M
~$7,500M
2025
Vol/Mix
Performance
Cost Savings
Tariff
Currency
Commodities
2026 Target

Adjusted EBITDA



$610M
~$20M
~$100M
~$65M
~$10M
~$5M
(~$15M)
~$800M
Includes ~$40m of stranded cost elimination
8.1% Margin
~10.6% Margin
2025
Vol/Mix
Performance
Cost Savings
Tariff
Currency
Commodities
2026 Target

See appendix for comments regarding the presentation of non-GAAP measures

© 2026 Dana

13

Operational Efficiencies and Accelerated Cost Actions Drive Margin Expansion

2026 Full-Year Adjusted Free Cash Flow

- Adjusted free cash flow in 2025 includes cash generated from both continuing and discontinued operations, to align with deal structure
- Lower one-time costs, net interest, taxes, and working capital of New Dana offset nearly all of the loss of profit from the divested business
- Higher capital spending driven by timing of new business launches and investments supporting operational improvements and automation
- We expect to utilize a portion of the proceeds of the Off-Highway sale to buy out certain facility leases. This will be excluded from adj. free cash flow as were the proceeds from the sale

Changes from Prior Year

($ in millions)

	2026	2025	Change
Adjusted EBITDA Cont. Ops	$ ~800	$ 610	$ ~190
Adjusted EBITDA Disc. Ops		404	(400)
One-Time Costs[1]	(30)	(72)	40
Interest, Net	(70)	(165)	95
Taxes	(100)	(177)	75
Working Capital / Other[2]	25	(13)	40
Capital Spending, Net	(325)	(256)	(70)
Adjusted Free Cash Flow	$ ~300	$ 331	$ ~(30)

[1] Includes costs associated with business acquisitions and divestitures and restructuring. [2] Changes in working capital relating to interest, taxes, restructuring, and transaction costs are included in those respective categories. See appendix for comments regarding the presentation of non-GAAP measures.

© 2026 Dana

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Maintaining Cash Flow Post-Divestiture

Organic Sales Growth of $2.5 Billion: Update

- New business win for Dakota small pick-up secured $200 million in 2028 backlog and ~$50 million in additional backlog
- Delivering ~$2.5 billion of organic sales growth by 2030, a ~6% CAGR
- Commercial-vehicle market improvement and Dana share gains in contributing ~$550 million coming off a cycle trough
- Encouraging progress on all growth initiatives
- High-margin categories fuel outsized growth, with Aftermarket and Applied Technologies adding ~$600 million, accelerating diversification and supporting margin expansion

2025 to 2030 Sales Growth



+6% CAGR
$7,500M
~$950M
~$200M
~$150M Secured
~$350M
~$400M
~$200M
~$400M
~$10,000M
~$200M moved from unsecured to 2028 Backlog
Secured
High Confidence
2025A
2028 Backlog
Additional Backlog
CV Market
Traditional Product
Aftermarket
Applied Technologies
Dana 2030

© 2026 Dana

15

New Business Win Secures Future Sales and Solidifies Growth Trajectory

The Five Elements of Dana 2030 Will Drive:

- **Above-market growth** supported by new business wins
  - Sales: 6% CAGR
  - Adj. EBITDA: 17% CAGR
  - FCF: 11% CAGR
- **Fundamental improvements in operations for top-quartile margins**
- **Accelerated free cash flow generation**
- **Continued focus on increasing shareholder value**

2030 Financial Targets Driving Multiple Expansion

Sales	Adj. EBITDA Margin	Adj. FCF Margin
~$10 billion	14%-15%	~6%
▲ ~33%	▲ ~400 bps	▲ ~200 bps
vs. midpoint of 2026 Guide	vs. midpoint of 2026 Guide	vs. midpoint of 2026 Guide

See appendix for comments regarding the presentation of non-GAAP measures



Dana
2030
Traditional Product Growth
Aftermarket Growth
Applied Technologies Growth
Manufacturing Excellence
Structural Cost Reduction

© 2026 Dana Appendix 17

© 2026 Dana 2026 Q1 Sales and Profit Change by Segment $4M $1,269M $29M $36M $1,213M Sales $0M ($9M) ($4M) Light Vehicle $1M $5M $112M $9M Systems $0M $31M ($2M) $68M Adjusted EBITDA 5.6% 8.8/% 2025 Vol/Mix Performance* Cost Savings Tariff Currency Commodities 2026 $2M $599M $35M $568M $12M $6M Sales $0M ($24M) Commercial Vehicle $4M $63M $3M $0M $21M Systems 3.2% ($2M) $41M Adjusted ($4M) EBITDA 7.2% 10.5% 18 *Corporate cost savings of $27M are allocated to the product groups in 2025 Vol/Mix Performance* Cost Savings Tariff Currency Commodities 2026 performance See appendix for comments regarding the presentation of non-GAAP measures

© 2026 Dana Segment Sales Profiles Light Vehicle Systems Commercial Vehicle Systems YTD 3/31/2026 YTD 3/31/2026 9% 13% 15% 19% 3% 37% 20% 41% 12% 6% 16% Customers Regions Customers Regions 53% 6% 11% 68% 8% 6% 34% 20% 3% Ford North America PACCAR North America Stellantis N.V. Europe Volkswagen (Traton) Europe Toyota South America Ab Volvo South America Renault/Nissan Asia Pacific Daimler Asia Pacific Tata Ford Other Other 19

© 2026 Dana Non-GAAP Financial Information Adjusted EBITDA is a non-GAAP financial measure which we have defined as net income (loss) before interest, income taxes, depreciation, amortization, equity grant expense, restructuring expense, non-service cost components of pension and other postretirement benefit costs and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for earnings (loss) before income taxes, net income (loss) or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted free cash flow is a non-GAAP financial measure which we have defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment plus proceeds from sale of property, plant and equipment plus cash paid for purchases of leased facilities plus cash paid for Off-Highway business divestiture related costs. We believe adjusted free cash flow is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Adjusted free cash flow is not intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported in accordance with GAAP. Adjusted free cash flow may not be comparable to similarly titled measures reported by other companies. Reconciliations of adjusted EBITDA and adjusted free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP will be included in our quarterly report on Form 10-Q for the three months ended March 31, 2026. We have not provided a reconciliation of our adjusted EBITDA outlook to the most comparable GAAP measures of net income (loss). Providing net income (loss) guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income (loss), including restructuring actions, asset impairments and certain income tax adjustments. The reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance. 20